UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  July 6, 2012
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CAPSTONE COMPANIES, INC.
(Formerly “CHDT CORPORATION”)
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 8.01    Other Events.  Effective July 6, 2012, CHDT Corporation’s (“Company”) corporate name changes to  “Capstone Companies, Inc.” and the trading symbol for the Company’s Common Stock, $0.0001 par value per share, changes from “CHDO” to “CAPC.”  The Company’s Common Stock is quoted on The OTC Markets Group, Inc.’s QB Tier.

The Company issued a press release on July 5, 2012, announcing the above changes, which press release is attached hereto.

ITEM  9.01    Financial Statements and Exhibits

EXHIBIT NUMBER                                                                                     EXHIBIT DESCRIPTION

99.1                                                      Press Release, dated July 5, 2012, issued by Capstone Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   July 9, 2012

By: /s/ Stewart Wallach
Chief Executive Officer